Mandatorily redeemable Series C preferred shares	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Mandatorily redeemable Series C preferred shares
Mandatorily redeemable Series C preferred shares
Effective January 1, 2013, the Company issued 100 redeemable Series C preferred shares in exchange for Class B limited partnership units issued by the St. Leon Wind Energy LP (“St. Leon LP”), a subsidiary of APCo and the legal owner of the St. Leon Wind Facility (note 21). Thirty-six of the Series C preferred shares are owned by related parties controlled by executives of the Company. The preferred shares are mandatorily redeemable in 2031 for $53,400 per share (fifty-three thousand and four hundred dollars per share) and have a contractual cumulative cash dividend paid quarterly until the date of redemption based on a prescribed payment schedule detailed below. As these shares are mandatorily redeemable for cash they are accounted for as liabilities in the financial statements. The cumulative dividends are indexed in proportion to the increase in CPI over the term of the shares. The dividend is intended to approximate the distributions that otherwise would have accrued to holders of Class B limited partnership units. The Series C Shares are convertible into common shares at the option of the holder and the Company, at any time after May 20, 2031 and before June 19, 2031, at a conversion price of $53,400 per share.
The Series C preferred shares were initially measured at their estimated fair value of $18,497 based on the present value of the expected contractual cash flows including dividends and redemption amount, discounted at a rate of 5.0%. The recognition of the initial fair value of $18,497 resulted in an adjustment to equity of the shareholders of the Company as the Class B shares had a nominal carrying amount prior to the exchange. The preferred shares are accounted for under the effective interest method, resulting in accretion of interest expense over the term of the shares. Dividend payments are recorded as a reduction of the Series C Preferred Share carrying value.

Estimated dividend payments due in the next five years and dividend and redemption payments thereafter are:
2014	$1,109
2015	1,077
2016	946
2017	895
2018	1,125
Thereafter to 2031	20,859
Redemption amount	5,340
31,351
Less amounts representing interest	(12,546)
18,805
Less current portion	(1,038)
$17,767